UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2010

NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 551-0600

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 22, 2010, NYMAGIC, INC. (the “Company”) held a special meeting of shareholders at which shareholders were asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 15, 2010, by and among the Company, ProSight Specialty Insurance Holdings, Inc. and PSI Merger Sub Inc. A copy of the press release announcing the preliminary results of the vote is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by NYMAGIC, INC. on November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMAGIC, INC.

By:/s/ Thomas J. Iacopelli
Name: Thomas J. Iacopelli
Title: Chief Financial Officer and Treasurer

Dated: November 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by NYMAGIC, INC. on November 22, 2010.